SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2007

CHINA FIRE & SECURITY GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-50491	65-1193022
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

South Banbidian Industrial Park,
Liqiao Township, Shunyi District
Beijing 101304, People’s Republic of China
(Address of Principal Executive Offices)

(86-10) 8416 3816
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 13, 2007, the Board of Directors of China Fire & Security Group, Inc. (the “Company”) adopted a resolution amending the Articles of Incorporation and recommended to it to shareholders. On the same day, a majority of the shareholders approved the amendment acting by consent in lieu of a meeting. The amendment will become effective 20 days after the Company sends out an Information Statement to shareholders regarding the amendment as required by Section 14(c) of the Securities Exchange Act and the rules thereunder. The amended Articles of Incorporation are set forth in Exhibit 3(i)(1) to this report on Form 8-K.

The following is a brief summary of certain principal changes between the Articles that will be replaced when the Articles adopted on August 13, 2007 become effective, with references where appropriate to the provisions of the Florida Business Corporation Act ("FBCL"). The summary does not purport to be complete as to all of the changes or with respect to given changes, as to all aspects of such changes. The summary is qualified in its entirety by reference to Exhibits 3(i)(1) hereto and Exhibits 3.1 and 3.2 to Form 8-K filed on November 2, 2006. The term “Old Articles” refers to the Articles of Incorporation in existence currently that will be replaced when the Articles of Incorporation adopted on August 13, 2007 (“New Articles”) become effective.

	Old Articles	New Articles

Preferred Stock
Five million shares divided into two classes. The authorized shares are three million shares of Series I convertible preferred stock, which are exchangeable for three shares of common stock, and two million shares without designation, with designations to be determined by the Board of Directors. A certificate of designations was adopted for shares used in connection with reverse merger.
Five million shares authorized without designation, with designations to be determined by the Board of Directors.
Vacancies on the Board of Directors
No provision in Old Articles; FBCL provides vacancy may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the shareholders, unless the Articles of Incorporation provide otherwise.
Vacancies shall be filled only by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders.
Removal of directors
Majority of the Board of Directors may remove a director for cause and may elect a replacement to serve until the next meeting of shareholders; FBCL provides that shareholders may remove one or more directors with or without cause unless the Articles of Incorporation provide that directors may be removed only for cause.

A director may also be removed by shareholders, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the then outstanding shares of Voting Stock, voting together as a single class.

Special meetings of shareholders
No provision in Old Articles; FBCL provides that a special meeting to be held
(a)  On call of the Board of Directors or the person or persons authorized to do so by the Articles of Incorporation or Bylaws; or
(b)  By the holders of not less than 10 percent, unless a greater percentage not to exceed 50 percent is required by the Articles of Incorporation.

Special meetings of shareholders, for any purpose or purposes, may be called by the Chairman of the Board of Directors, the President or the Secretary of the Corporation, and shall be called upon the written request of a majority of the entire Board of Directors or the holder or holders of not less than a majority of all the outstanding shares of stock of the Corporation entitled to vote on the matter or matters to be presented at the meeting.

Higher Vote for Certain Transactions with Interested Shareholders	No provision in Old Articles.	75% approval of outstanding shares for certain “business combinations” which have not been approved by “continuing directors” and do not meet specified price and procedure requirements.
Indemnification	The corporation may indemnify to the fullest extent provided by law.	No provision; provision in Bylaws.
Amendment of Articles of Incorporation
No provision in Old Articles; FBCL provides that unless the Articles of Incorporation or the Board of Directors require a greater vote, the amendment to be adopted must be approved by a majority of the outstanding shares.
Most amendments require the approval of 75% of the outstanding shares unless the amendment is recommended by the board of directors if all such directors are Continuing Directors.
Amendment of Bylaws	Amendment by a majority of the Board of Directors or shareholders.	By the Board of Directors or 75% of the outstanding shares.

(b) On August 13, 2007, the Board of Directors of the Company adopted a resolution amending the Bylaws. The amended Bylaws set forth in Exhibit 3(i)(2) to this report on Form 8-K.

The following is a brief summary of certain principal changes between the former Bylaws and the newly adopted Bylaws, with reference where appropriate to the provisions of the Florida Business Corporation Act. The summary does not purport to be complete as to all the changes or with respect to given changes as to all aspects of such changes. The summary is qualified in its entirety by reference to Exhibit 3(i)(2) hereto and Exhibit 3.3 to Form 8-K filed on November 2, 2006. The term “Old Bylaws” refers to the Bylaws in existence until August 13, 2007 at which time the Bylaws currently in existence (“New Bylaws”) were adopted.

	Old Bylaws	New Bylaws
Record Date for Stockholder Actions	Not more than 40 days before meeting.	Not more than 70 days before meeting.
Advance Notice of Business Brought before Annual Meeting by a Shareholder	No provision.	Notice by shareholder must be given to the Company not less than 60 or more than 90 days before the meeting and certain information must be provided.
Nominations of Directors by Shareholders	No provision.	Notice by shareholder must be given to the Company not less than 60 or more than 90 days before the meeting and certain information must be provided.
Indemnification	No provision (provision was in Articles); FBCL provides for permissive indemnification in certain cases if standards of conduct are met.	Indemnification is mandatory if standards of conduct are met.
Certificates for stock	Certificates for shares required.	Shares may be uncertificated.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3(i)(1)	Articles of Incorporation adopted August 13, 2007.
3(i)(2)	Bylaws adopted August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FIRE & SECURITY GROUP, INC.

Date: August 16, 2007	By:	/s/ Brian Lin
Name: Brian Lin
Title: Chief Executive Officer